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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           March 24, 1997
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                            NATIONAL PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

              Ohio                        1-11905              61-1303983
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    (State or Other Jurisdiction        (Commission           IRS Employer
         of Incorporation)               File Number)      Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky       40222
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code       (502) 326-7000
                                                  ------------------------------

                     1231 Durrett Lane, Louisville, Kentucky
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5  Other Events
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        On March 12, 1997, the Registrant issued a Press Release announcing that Robert E. Showalter has been named president and chief executive officer. Mr. Showalter's appointment is effective immediately and he succeeds Tony G. Holcombe, who has resigned.

        On March 12, 1997 the Registrant issued a Press Release announcing today that, primarily on unanticipated weakness in its Merchant Services division, it expects both first quarter and full year 1997 earnings to be significantly below analyst's consensus expectations. According to FIRST CALL, consensus earnings estimates as of February 28, 1997, were $.12 per share for the first quarter and $.73 per share for the full year 1997.

        The 1997 business plan for Merchant Services was predicated on continued strong internal growth and selective acquisitions. However, the current pricing environment for both new business and potential acquisitions is more severe than originally anticipated and has reduced prospective returns below acceptable levels. Should these trends continue, full year earnings could be as much as a third below previous consensus expectations.

        Reference is made to the News Releases, dated March 12, 1997, copies of which are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits
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        a) Financial Statements of business acquired:
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           None.

        b) Pro forma financial information:
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           None.

        c) Exhibits:
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           99.1 News Release, dated March 12, 1997 incorporated herein by reference.

           99.2 News Release, dated March 12, 1997 incorporated herein by reference.

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                                  Signatures
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            Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 1997

                                       By:  /s/ David P. Lewis
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                                            David P. Lewis
                                            Attorney